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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-A



             FOR THE REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) or 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              DENALI INCORPORATED
             (Exact name of Registrant as specified in its charter)

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
                   Delaware                                                                     76-0454639
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(State of incorporation or organization)                                             (I.R.S. Employer Identification No.)


1360 Post Oak Blvd., Suite 2470, Houston, Texas                                                                  77056
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(Address of Principal Executive Offices)                                                                       (Zip Code)
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       If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

       If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

 Securities Act registration statement file number to which this form relates:
                                   333-36857
                                (if applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE

       Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.01 par value
                                (Title of Class)





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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

         A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 39 of the Prospectus included in the Registration Statement on Form S-1 of the Registrant, Registration No. 333-36857, filed with the Securities and Exchange Commission on October 1, 1997, as amended, and is incorporated herein by reference.

Item 2.  Exhibits

         3.01 Registrant's Second Restated Certificate of Incorporation. Incorporated herein by reference to Exhibit 3.01 to the Registrant's Registration Statement on Form S-1, Registration No. 333-36857 (the "Registration Statement").

         3.02    Registrant's Bylaws.  Incorporated herein by reference to
                 Exhibit 3.02 to the Registration Statement.

         4.01 Specimen of Common Stock Certificate. Incorporated herein by reference to Exhibit 4.01 to the Registration Statement.


                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        DENALI INCORPORATED

                                        By: /s/ MELFORD S. CARTER
                                           ------------------------------------
                                                Melford S. Carter
                                                Vice President of
                                                Business Development

Date:  November 12, 1997





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                                 EXHIBIT INDEX


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
Exhibit
Number                                  Description
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
 3.01            Registrant's Second Restated Certificate of Incorporation.*

 3.02            Registrant's Bylaws.*

 4.01            Specimen of Common Stock certificate.*
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*Incorporated herein by reference from the Registrant's Registration Statement on Form S-1, Registration No. 333-36857.





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